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                                                                    Exhibit 99.1

                 CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICER

I, Kevin K. Claudio, Senior Vice President, Global Business Operations of SureBeam Corporation (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1) the Quarterly Report on Form 10-Q of the Registrant for the period ended March 31, 2003 (the "Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 15, 2003                    By:  /s/ Kevin K. Claudio
                                            ------------------------------------
                                            Kevin K. Claudio
                                            Senior Vice President,
                                            Global Business Operations
                                            (Co-Principal Executive Officer)




                 CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICER

I, David A. Rane, Senior Vice President and Chief Financial Officer of SureBeam Corporation (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1) the Quarterly Report on Form 10-Q of the Registrant for the period ended March 31, 2003 (the "Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 15, 2003                    By:  /s/ David A. Rane
                                            ------------------------------------
                                            David A. Rane
                                            Senior Vice President and
                                            Chief Financial Officer
                                            (Co-Principal Executive Officer)